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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) April 6, 2000  Commission File
                                Number 000-27707

                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

         Delaware                                  52-2186634
   (State of organization)            (I.R.S. Employer Identification Number)

               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone Number)


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ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

            Aether Systems, Inc. acquired 100% of the capital stock of IFX Group Limited, a provider of mobile financial data in Europe, for $85 million in cash on April 6, 2000. Aether intends to contribute IFX to its planned European wireless data venture with Reuters, which will be owned 60% by Aether and 40% by Reuters. Aether used proceeds of its recently completed offerings of common stock and convertible debt to fund the purchase price.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)&(b) Financial statements are not required to be filed with respect to the acquisition of IFX because neither the assets or income of, or equity of Aether's investment in, IFX exceed 20% of the Registrant's pro forma consolidated assets or income based on the Form 8-K filed with the SEC on March 16, 2000.


(c) No change


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AETHER SYSTEMS, INC.

                                   BY:    /s/ David S.Oros
                                      ---------------------------
                                          David S. Oros
                                          Chief Executive Officer

Dated:  April 19, 2000